Other Receivables (Details) - USD ($)		Dec. 31, 2020	Jun. 30, 2020
Other Receivables Net [Abstract]
Rent deposit		$ 2,300	$ 2,300
Short-term loan (non-interest bearing)		95,000
Receivables from disposal of Sunway Kids	[1]		1,000,000
Total other receivables, net		$ 97,300	$ 1,002,300

[1]	The Sunway Kids Purchaser promised to pay $2.4 million to the Company as per the executed agreement and it had settled $1.0 million of its payment obligations through a tri-party settlement agreement executed on September 29, 2020 among the Company, Sunway Kids Purchaser and the Asset Seller. Since collection of the remaining $1.4 million cannot be reasonably assured, the Company only reported a receivable of $1.0 million as of June 30, 2020.